Spectrum Pharmaceuticals Joseph Turgeon President and Chief Executive Officer January 2018 Investor Presentation

2 Safe Harbor Statement This presentation contains forward-looking statements regarding future events and the future performance of Spectrum Pharmaceuticals that involve risks and uncertainties that could cause actual results to differ materially. These statements are based on management’s current beliefs and expectations. These statements include but are not limited to statements that relate to our business and its future, our strategy, the success of our drug candidates, the safety and efficacy of our drug products, product approvals, market potential, product sales, revenue, development, regulatory and approval timelines, product launches, product acquisitions, capital resources and any statements that relate to the intent, belief, plans or expectations of Spectrum or its management, or that are not a statement of historical fact. Risks that could cause actual results to differ include the possibility that our existing and new drug candidates may not prove safe or effective, the possibility that our existing and new drug candidates may not receive approval from the FDA and other regulatory agencies in a timely manner or at all, the possibility that our existing and new drug candidates, if approved, may not be more effective, safer or more cost efficient than competing drugs, the possibility that price and other competitive pressures may make the marketing and sale of our drugs not commercially feasible, the possibility that our efforts to acquire or in-license and develop additional drug candidates may fail, our lack of sustained revenue history, our limited experience in establishing strategic alliances, our limited marketing experience, our customer concentration, the possibility for fluctuations in customer orders, evolving market dynamics, our dependence on third parties for clinical trials, manufacturing, distribution, information and quality control and other risks that are described in further detail in the Company's reports filed with the Securities and Exchange Commission. We do not plan to update any such forward-looking statements and expressly disclaim any duty to update the information contained in this presentation except as required by law.

Mission At Spectrum Pharmaceuticals, Inc., we bring the expertise and passion for excellence of our team to acquire, develop and commercialize pharmaceuticals for unmet medical needs while building value for our shareholders. Spectrum’s

POZIOTINIB Irreversible Tyrosine Kinase Inhibitor

5 Poziotinib is a Novel EGFR Tyrosine Kinase Inhibitor  Orally available  Demonstrated activity in a variety of tumors  Recent data in exon 20 insertion mutations on NSCLC was promising

6 Text here 0 10 20 30 40 50 0 20 40 60 80 100 Time (Months) Pr og re ss io n fre e su rv iv al (% o f p at ie nt s) Classical EGFR mutations (n=129) EGFR exon 20 insertions (n=9) Median PFS (mo) Classical EGFR Mutaions 14 EGFR exon 20 insertions 2 P<0.0001 (Log-rank) Per c ent Sur v iv a l Time (Months) HR = 12.3 p <0.001  Leading cause of cancer death in both men and women - 155,870 deaths estimated in 2017  Exon 20 insertion mutation response to existing treatment is unsatisfactory  There are no FDA approved drugs for this indication Median PFS EGFR Ex20 insertion (N=9) 2 months Classical EGFR mut (N=129) 14 months Poziotinib’s Lung Cancer Program Targets High Unmet Need

7 Text here 0.001 0.01 0.1 1 10 100 0 25 50 75 100 125 EGFR Exon20 Insertion Mutations log[Inhibitor], µM % V ia bi lit y AZD9291 EGF816 CO-1686 Afatinib Erlotinib Poziotinib 0.001 0.01 0.1 1 10 100 0 25 50 75 100 125 EGFR Exon20 Insertion Mutations log[Inhibitor], µM % V ia b il it y AZD9291 EGF816 CO-1686 Afatinib Erlotinib Poziotinib Average of 6 Ba/F3 EGFR Ex20 Insertion cell lines 0.001 0.01 0.1 1 10 100 0 25 50 75 100 125 EGFR Exon20 Insertion Mutations log[Inhibitor], µM % Viability AZD9291 EGF816 CO-1686 fatinib Erlotinib Poziotinib average IC50: 1.09nM EGFR A763insFQEA 0.01 0.1 1 10 100 0 25 50 75 100 125 Erlotinib Gefitinib log[Inhibitor], µM % V i a b i l i t y Poziotinib Reactive Group Quinazoline core Terminal Group Osimertinib Terminal Group Benzo-pyrrole (ATP mimetic) Reactive Group Robichaux et. al. World Congress on Lung Cancer 2016 Poziotinib Found Significantly More Potent than other EGFR Inhibitors

8 Text here The bulk and rigidity of first, second, and third generation TKIs prevent access to the restricted binding pocket Structural alterations restrict size of binding pocket Exon 20 Mutations in EGFR and HER2 Constricts the TKI Binding Pocket

9 Text here Poziotinib Binds Active Site and Blocks ATP Poziotinib Even with the restricted binding pocket of exon 20 insertion mutations, poziotinib is able to overcome steric hindrance allowing for irreversible binding

1 0 MD Anderson Phase II Study of Poziotinib for EGFR Exon-20 Mutations Design Open-label, single center trial at MDACC  Cohort 1: EGFR exon 20 mutant NSCLC (N=50)  Cohort 2: Her2 exon 20 (N=30) Primary objective Assess objective response rate (ORR, RECIST 1.1) Secondary objectives PFS, OS, disease control rate, duration of response, safety Eligibility 1. EGFR or HER2 exon 20 mutation 2. One or more prior systemic therapy 3. Brain metastases permitted if asymptomatic and stable, without escalating steroids or anticonvulsants

Responses were seen in Patients who had Progression on Other TKIs


Poziotinib
Prior Therapy:
P = AP32788
S= ASP 8273
E = Erlotiniib
A = Afatinib
Maximum Response from Baseline
45
30
15
0
-15
-30
-45
-60
S
A,P
E,A
V769insGSV
H773dupPR
H773insAH
D770del insGY
N771insHH
D770insY H773Y
D770insG
S768dupSVD
P772insDNP
A767dupASV
S768I

Abstract ID 10369, Elamin et al. 18th IASLC World Conference on Lung Cancer 2017

11

1 2 Preliminary Results Presented at the World Conference on Lung Cancer Activity:  8/11 PR observed; 2 patients have had additional follow up scans confirming PR  Duration of response not yet evaluable; only one patient with progressed disease thus far  Evidence of CNS activity in patient with CNS metastasis and another with LMD  Additional patient treated on compassionate use IND (CIND) also had PR Abstract ID 10369, Elamin et al. 18th IASLC World Conference on Lung Cancer 2017 Poziotinib induced objective response in 8 of 11 patients (73%) with EGFR Exon 20 insertion mutations Toxicities:  EGFR-related toxicities include rash, diarrhea, paronychia, mucositis, consistent with those previously described  55% underwent dose reduction to 12mg thus far

1 3 Text here Example of Partial Response in Patient with Previous TKI use (afatinib & AP32788) 8/4/2017 10/10/2017 Abstract ID 10369, Elamin et al. 18th IASLC World Conference on Lung Cancer 2017 Before Poziotinib After Poziotinib

1 4 Text here  We have initiated and are enrolling patients in a Phase 2 multi-center study at several leading cancer institutions in the U.S.  The study is enrolling up to 87 patients with EGFR exon 20 insertion mutations and up to 87 patients with HER2 exon 20 insertion mutations  The study will evaluate Objective Response Rate (ORR) as the primary endpoint and PFS and OS as secondary endpoints Multicenter Trial Enrolling Patients in Phase 2 Poziotinib Study

1 5 Text here Poziotinib Would Address a Significant Unmet Need Advanced NSCLC patients ~131,000 EGFR cases ~16,300 10-15% 9-11% HER2 cases ~3,900 2-4% ~96% Advanced NSCLC patients ~224,000 EGFR cases ~28,000 HER2 cases ~6,700 2-4% ~96% Advanced NSCLC patients ~68,500 EGFR cases ~29,100 40-45% 9-11% HER2 cases ~2,100 ~96% Exon-20 cases 3,500 – 7,200 Exon-20 cases 6,100 – 12,700 Exon-20 cases 3,700 – 6,200 2.7 – 5.6% of Advanced NSCLC 2.7 – 5.6% of Advanced NSCLC 5.3 – 9.1% of Advanced NSCLC NSCLC - Exon-20 Patient Population United States Europe Japan 10-15% 9-11% 2-4% NSCLC patients ~155,000 NSCLC patients ~272,000 NSCLC patients ~83,000 80 - 85% 80 - 85% 80 - 85% Note: Epidemiology is based on multiple data sources; please refer to appendix for more details; Range calculated using low and high end of inputs

1 6  Open Label Phase 2 Study is enrolling patients  Entry Criteria include HER2- positive, metastatic breast cancer patients with at least 2 prior HER2-directed treatments  Primary Endpoint: Objective Response Rate (ORR)  Approximately 75 patients Poziotinib Phase 2 Ongoing in HER2+ Breast Cancer Patients

for the Management of Chemotherapy-Induced Neutropenia ROLONTIS™

1 8 ROLONTIS™ for the Management of Chemotherapy-Induced Neutropenia A Novel, Long-Acting GCSF

1 9 ROLONTIS Phase 2 Efficacy Median Absolute Neutrophil Count (ANC) Over Time in Cycle 1

2 0 Text here ROLONTIS Phase 2 Primary Endpoint Days of Severe Neutropenia (DSN) in Cycle 1 ROLONTIS 45 µg/kg (N=39) ROLONTIS 135 µg/kg (N=36) ROLONTIS 270 µg/kg (N=36) Pegfilgrastim 6 mg (N=36) Days of Severe Neutropenia or DSN (Days) in Cycle 1 n 39 36 36 36 Mean 1.03 0.44 0.03 0.31 SD 1.547 1.275 0.167 0.822 Difference with Pegfilgrastim 0.72 0.14 -0.28 N/A Non-inferiority p-value 0.296 0.002 <0.001 N/A Superiority p-value 0.006 0.528 0.023 N/A

2 1 ADVANCE Registrational Study (n= ~400):  Enrollment completed August 2017  Topline results expected 1Q 2018 RECOVER International Study (n= ~218):  Similar study design  Enrolling in Europe and U.S. ROLONTIS Registration Program Includes Two Studies Expect to file U.S. BLA in 4Q 2018 and file with EMA in 2019

A Potent Tumor-activated Drug for Bladder Cancer QAPZOLA®

2 3  NMIBC remains an unmet medical need with no new drugs approved in the last 25 years  QAPZOLA demonstrated activity in previous studies and is well- tolerated  Most expensive cancer to treat with worldwide costs of over $5 billion  TURBT surgery is standard of care  60-70% of patients have recurrence after surgery Bladder Cancer has a High Incidence, Recurrence, Cost and Unmet Need NMIBC Incidence Prevalence US EU 73,570 170,500 >600,000 >1,100,000 Bladder Cancer

2 4 New study design incorporates learnings from previous studies and recommendations from FDA Study Design  Approximately 425 patients  Single dose: 8mg  Intravesical Instillation at 60 +/- 30 minutes post TURBT  Double blind, placebo controlled Phase 3 study with 2:1 randomization  Low to intermediate risk  End Point: Time to Recurrence QAPZOLA SPA from FDA on New Study Design First Patient Dosed in August 2017

2 5 POZIOTINIB A Irreversible Tyrosine Kinase Inhibitor  Promising Activity in Lung Cancer Patients with Exon 20 Insertion Mutations  Multicenter Clinical Trial Initiated to Expedite Development Advanced Stage Pipeline ROLONTIS™ A Novel Long-acting GCSF for Chemotherapy-Induced Neutropenia  Top-Line Data 1Q 2018  BLA Filing 4Q 2018 QAPZOLA® A Potent Tumor-activated Drug for Bladder Cancer • Phase 3 Initiated August 2017

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